                                                                   Exhibit 10.11

------------------------------------------------------------------------------------------------------------------------------------
AWARD/CONTRACT                        | 1. THIS CONTRACT IS A RATED ORDER                     RATING              PAGE OF PAGES
                  U                   |    UNDER DPAS (15 CFR 350)                            DO-C9                 1       12
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2. CONTRACT (Proc. Inst. Ident.) NO.  | 3. EFFECTIVE DATE                | 4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
   N00173-01-C-2018                   |     06/25/01                     |    63-8021-01
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5. ISSUED BY                    CODE N00173                              | 6. ADMINISTERED BY (If other than Item 5)  CODE | S0513A
                                     ------------------------------------|                                                  --------
   CONTRACTING OFFICER                                                   | DCMC SANTA ANA
   NAVAL RESEARCH LABORATORY                                             | 34 CIVIC CENTER PLZ
   4555 OVERLOOK AVE, SW                                                 | PO BOX C-12700
   WASHINGTON DC 20375-5326                                              | SANTA ANA CA 92712-2700                       SCD: C
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR  (No., street, city, county,           | 8. DELIVERY
                                   State and Zip Code)                   |    |_| FOB ORIGIN  |X| OTHER (See below)
                                                                         |
   IRVINE SENSORS CORPORATION                                            | ---------------------------------------------------------
   3001 REDHILL AVENUE                                                   | 9. DISCOUNT FOR PROMPT PAYMENT
   BUILDING 3                                                            |
   COSTA MESA CA 92626                                                   |   NET 30
                                                                         | ---------------------------------------------------------
                                                                         | 10. SUBMIT INVOICES                       | ITEM
                                                                         |     (4 copies unless otherwise specified) |
-------------------------------------------------------------------------|     TO THE ADDRESS SHOWN IN:              | SEE SECTION G
CODE 54266                            |  FACILITY CODE                   |                                           |
                                      |                                  |                                           |
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR            CODE  |  N00173                          | 12. PAYMENT WILL BE MADE BY         CODE       | HQ0339
                                      -----------------------------------|                                                 ---------
    SEE SECTION F - DELIVERIES OR PERFORMANCE                            | DFAS C0/WEST ENTITLEMENT OPERATIONS
                                                                         | PO BOX 182381
                                                                         | COLUMBUS OH 43218-2381
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13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:            | 14. ACCOUNTING AND APPROPRIATION DATA
                                                                         |
    |_| 10 U.S.C. 2304(c) (    )  |_| 41 U.S.C. 253(c) (    )            |     SEE ATTACHED
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15A. ITEM NO.   |               15B. SUPPLIES/SERVICES                   | 15C. QUANTITY | 15D. UNIT | 15E. UNIT PRICE | 15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                |        SEE PAGE 2                                      |               |           |                 |
                |                                                        |               |           |                 |
                |        Attn: EVANGELINA TOLEDO 3220.AT                 |               |           |                 |
                |              202/767-202                               |               |           |                 |
                |        TOLEDO@CONTRACTS.NRL.NAVY.MIL                   |               |           |                 |
                |                                                        |               |           |                 |
------------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT               $1,999,980.00
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                                                    16. TABLE OF CONTENTS
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(X) SEC.         DESCRIPTION                        | PAGE(S) | (X) | SEC.  |                     DESCRIPTION                PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
            PART I - THE SCHEDULE                   |         |     |       |             PART II - CONTRACT CLAUSES
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     A  SOLICITATION/CONTRACT FORM                  |         |     |  I    |   CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
     B  SUPPLIES OR SERVICES AND PRICES/COSTS       |         |     |       |     PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER
                                                    |         |     |       |                ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
     C  DESCRIPTION/SPECS./WORK STATEMENT           |         |     |  J    |   LIST OF ATTACHMENTS
------------------------------------------------------------------------------------------------------------------------------------
     D  PACKAGING AND MARKING                       |         |     |       |        PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
     E  INSPECTION AND ACCEPTANCE                   |         |     |  K    |   REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                                    |         |     |       |   OF OFFERORS
--------------------------------------------------------------------|       |
     F  DELIVERIES OR PERFORMANCE                   |         |     |       |
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     G  CONTRACT ADMINISTRATION DATA                |         |     |  L    |   INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
     H  SPECIAL CONTRACT REQUIREMENTS               |         |     |  M    |   EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                       CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17. |X| CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is          |  18. |_| AWARD (Contractor is not required to sign this
required to sign this document and return 2 copies to issuing     |  document.) Your offer on
office.) Contractor agrees to furnish and deliver all items or    |
perform all the services set forth or otherwise identified        |  Solicitation Number_________________________________
above and on any continuation sheets for the consideration        |
stated herein. The rights and obligations of the parties to       |  including the additions or changes made by you which additions
this contract shall be subject to and governed by the             |  or changes are set forth in full above, is hereby accepted as
following documents: (a) this award/contract, (b) the             |  to the items listed above and on any continuation sheets. This
solicitation, if any, and (c) such provisions,                    |  award consummates the contract which consists of the following
representations, certifications, and specifications, as are       |  documents: (a) the Government's solicitation and your offer,
attached or incorporated by reference herein. (Attachments are    |  and (b) this award/contract. No further contractual document
listed herein.)                                                   |  is necessary.
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                     |         20A. NAME OF CONTRACTING OFFICER
                                                                  |
                                                                  |         WAYNE CARRINGTON
   JOHN C. CARSON - CTO                                           |         CONTRACTING OFFICER
------------------------------------------------------------------|-----------------------------------------------------------------
19B. NAME OF CONTRACTOR                     | 19C. DATE SIGNED    |         20B. UNITED STATES OF AMERICA        | 20C. DATE SIGNED
                                            |                     |                                              |
BY /s/ John C. Carson                       |      6/27/01        |         By /s/ Wayne Carrington              |   [ILLEGIBLE]/01
   ---------------------------------------- |                     |            ----------------------------------|
   (Signature of person authorized to sign) |                     |            (Signature of Contracting Officer)|
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                                26-107                          STANDARD FORM 26 (REV. 4-85)

[ILLEGIBLE]                                                  [ILLEGIBLE]                                           Prescribed by GSA
                                                                                                                         [ILLEGIBLE]

                                                                   Attachment: 1
                                                                          Page 1
                                                                N00173-O1-C-2018


      ACCOUNTING AND APPROPRIATION DATA

1.    The following accounting and appropriation data is applicable.

      The following data indicates Navy Funding:

    APPROPRIATION OBJ               AUTHRN
ACRN AND SUBHEAD CLAS BCN       SA ACCT A TT PAA      COST CODE        AMOUNT

AA 9710400.WAAV  255 RA904      0 068342 2D 000000   16601000B104    $500,000.00
           FUNDING DOCUMENT - N0001401WX40144

                                               CONTRACT NUMBER: N00173-O1-C-2018
                                                                          PAGE 2


                              PART I - THE SCHEDULE
                                    SECTION B
                      SUPPLIES OR SERVICES AND PRICES/COSTS

B-1 SUPPLIES/SERVICES AND COSTS

ITEM           SUPPLIES/SERVICES      ESTIMATED      FIXED     ESTIMATED COST
NUMBER                                COST           FEE       PLUS FIXED FEE

0001        The Contractor shall      $1,918,430     $81,550   $1,999,980
            conduct research as
            described in Section C
            which shall be completed
            within 24 months of the
            date of award.

0002        Data in accordance with   * NSP          * NSP      * NSP
            Exhibit A (DD 1423)

TOTAL ESTIMATED
COST PLUS FIXED FEE                   $1,918,430     $81,550    $1,999,980

      o     Not Separately Priced

                                    SECTION C
                  DESCRIPTION/SPECIFICATIONS/STATEMENT OF WORK

C-1 STATEMENT OF WORK

The research to be performed hereunder shall be subject to the contractor's proposal entitled, ""Stacked High-Capacity High-Speed Serial 10 K Superconductor Memory Modules"", pages 17 through 19 ,dated 20 February 2001, which is incorporated herein by reference, Exhibit A, Contract Data Requirements List, and the Attachment cited in Section J.

                                               CONTRACT NUMBER: N00173-01-C-2018
                                                                          PAGE 3


                                    SECTION D
                              PACKAGING AND MARKING

D-1 PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items must conform to normal commercial packing standards to assure safe delivery at destination.

                                    SECTION E
                            INSPECTION AND ACCEPTANCE

E-1 INSPECTION AND ACCEPTANCE CLAUSES INCORPORATED BY REFERENCE

FAR CLAUSE    TITLE
-------------------
52.246-9    - Inspection Of Research And Development (Short Form) (APR 1984)

DFARS CLAUSE  TITLE
-------------------
252.246-7000 - Material Inspection And Receiving Report (DEC 1991)

E-2 INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery will be accomplished by the Technical Manager (TM) or Contracting Officer Representative (COR) designated in Section G of this contract. Inspection and acceptance will be performed at the Naval Research Laboratory, Washington DC 20375-5320.

                                    SECTION F
                            DELIVERIES OR PERFORMANCE

F-1 DELIVERIES OR PERFORMANCE CLAUSES INCORPORATED BY REFERENCE:

FAR CLAUSE    TITLE
-------------------
52.242-15  -  Stop-Work Order (AUG 1989) - Alternate I (APR 1984)
52.247-34  -  F.O.B. Destination (NOV 1991)

F-2 PERIOD AND PLACE OF PERFORMANCE

(a) The work under this contract shall commence on date of contract award and be completed no later than 24 months thereafter.
(b) The principal place of performance of this contract shall be at the contractor's facility.

                                               CONTRACT NUMBER: N00173-O1-C-2018
                                                                          PAGE 4


                                    SECTION G
                          CONTRACT ADMINISTRATION DATA

G-1   PROCURING OFFICE REPRESENTATIVE

In order to expedite administration of the contract, the Administrative Contracting Officer (ACO) will direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

Contract Matters- Evangelina R. Toledo, Code 3220.AT, (202) 767-2021, DSN 297-2021, or FAX (202)767-5896, email: toledo@contracts.nrl.navy.mil

Security Matters- Ms. Tina Smallwood, Code 1221, (202) 767-2240, DSN 297-2240, email tina@code1200.nrl.navy.mil

Safety Matters- Mr. Stuart Burns, Code 1240, (202) 767-2232, DSN 297-2232, email burns@code1200.nrl.navy.mil

Patent Matters- Mr. John J. Karasek, Code 1008.2, (202) 404-1552, DSN 297-1552, email Karasek@nrl.navy.mil

Release of Data- Mr. Richard L. Thompson, Code 1030 (202) 767-2541, DSN 297-2541, email rthompso@ccf.nrl.navy.mil

The ACO will forward invention disclosures and reports directly to the Associate Counsel for Patents, Code 1008.2, Naval Research Laboratory, Washington DC 20375-5320. The Associate Counsel for Patents will return the reports along with a recommendation to the Administrative Contracting Officer. The Associate Counsel for Patents will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

G-2   CONTRACTING OFFICER'S REPRESENTATIVE (COR) - FUNCTIONS AND LIMITATIONS

Dr. Santiago Sanday, Code 6303, Phone: (202) 767-2264, email: sanday@anvil.nrl.navy.mil, is hereby designated the cognizant COR who will represent the Contracting Officer in the administration of technical details within the scope of this contract and inspection and acceptance. The COR is not otherwise authorized to make any representations or commitments of any kind on behalf of the Contracting Officer or the Government. The COR does not have the authority to alter the Contractor's obligations or change the specifications in the contract. If, as a result of technical discussions, it is desirable to alter contract obligations or statements of work, a modification must be issued in writing and signed by the Contracting Officer. The COR is responsible for reviewing the bills and charges submitted by the Contractor and informing the ACO of areas where exceptions are to be taken.

G-3   ONR 5252.242-9718 - TECHNICAL DIRECTION (DEC 88)

(a) Performance of the work hereunder is subject to the technical direction of the Scientific Officer/COR designated in this contract or his duly authorized representative. For the purposes of

                                               CONTRACT NUMBER: N00173-O1-C-2018
                                                                          PAGE 5


this clause, technical direction includes the following:

      (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;
      (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.
(b) Technical direction must be within the general scope of work stated in the contract. Technical instructions may not be used to:

      (1)   Assign additional work under the contract
      (2)   Direct a change as defined in the contract clause entitled
            "Changes";
      (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or
      (4) Change any of the terms, conditions or specifications of the contract.
(c) The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical instruction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.
(d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of work statement which is not affected by the disputed technical instruction.

G-4   SUBCONTRACTORS/CONSULTANTS

(a) Advance notification or requests for consent pursuant to the contract clause entitled "Subcontracts" (FAR 52.244-2) shall be directed to the cognizant administrative contracting officer (ACO).
(b) The following subcontractors/consultants have been identified in the Contractor's proposal as necessary for performance of this contract:

       Subcontractor                             Estimated Cost
       TRW, Inc.                                 $748,744

G-5 NAPS 5252.232-9001 - SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE (JUL 1992)

(a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.
(b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor at the following address:

                         DCAA Santa Ana Branch Office
                         3 Hutton Centre Drive, Suite 750
                         Santa ana, CA 92707

                                               CONTRACT NUMBER: N00173-O1-C-2018
                                                                          PAGE 6

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to [See Section G for designated COR]. Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract. (c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery orders. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.
(d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:
      (1)   Contract line item number (CLIN)
      (2)   Subline item number (SLIN)
      (3)   Accounting Classification Reference Number (ACRN)
      (4)   Payment terms
      (5)   Procuring activity
      (6)   Date supplies provided or services performed
      (7)   Costs incurred and allowable under the contract
      (8) Vessel (eg., ship, submarine or other craft) or system for which supply/service is provided
(e)   A DD Form 250, "Material Inspection and Receiving Report",
            |_|   is required with each invoice submittal.
            |X|   is required only with the final invoice.
            |_|   is not required.
 (f)    A Certificate of Performance
            |_|   shall be provided with each invoice submittal.
            |X|   is not required.
(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.
(h) Cost of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLIN/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

G-6   PAYMENT OF FIXED FEE (COMPLETION FORM)

The fixed fee set forth in Section B of this contract shall be payable on completion of the work and services required under each CLIN of this contract and their acceptance on behalf of the Government. However, the contractor may bill on each voucher the amount of the fixed fee bearing the same percentage to the amount of cost billed as the total fixed fee bears to the total estimated cost set forth in Section B, subject to the contract clause entitled "Fixed Fee" (FAR 52.216-8). If the fixed fee is reduced pursuant to any clause or requirement of this contract and the reduced fee is less than the sum of all fee payments made to the contractor under this contract, the contractor shall repay the difference to the Government. The total fee paid the contractor shall not exceed the fixed fee set forth in Section B.

                                               CONTRACT NUMBER: N00173-O1-C-2018
                                                                          PAGE 7

G-7   INCREMENTAL FUNDING

Pursuant to the Limitation of Funds clause (FAR 52.232-22), the total amount allotted to this contract is $500,000 and it is estimated that this amount is sufficient for contract performance through 25 November 2001.

                                    SECTION H
                          SPECIAL CONTRACT REQUIREMENTS

H-1   TYPE OF CONTRACT

This is a Cost Plus Fixed Fee Completion contract.

H-2   ONR 5252.237-9705 - KEY PERSONNEL (DEC 88)

(a) The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of the contract as "key personnel". No substitutions may be made except in accordance with this clause.
(b) The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent's sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least fifteen (15) days in advance (thirty (30) days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.
(c) Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor of his/her approval or disapproval thereof.
(d) In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.

The following are identified as key personnel:

VOLKAN H. OZGUZ
DAVID E. LUDWIG

H-3   ONR 5252.235-9714 - REPORT PREPARATION (FEB 97)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI/NISO Z39.18-

                                               CONTRACT NUMBER: N00173-O1-C-2018
                                                                          PAGE 8


1995, Scientific and Technical Reports: Elements, Organization, and Design. "[NOTE: ANSI Z39.18 may be obtained from NISO Press Fulfillment Center, P.O. Box 338, Oxon Hill, MD. 20750-0338.Telephone 1-800-282-6476]

H-4   ELECTRONIC AND INFORMATION TECHNOLOGY (EIT)

In accordance with Section 508 of the Rehabilitation Act of 1973 (29 U.S.C.
794d), all EIT supplies and services provided under this contract must comply with the applicable accessibility standards issued by the Architectural and Transportation Barriers Compliance Board at 36 CFR part 1194 (see FAR Subpart 39.2). Electronic and information technology (EIT) is defined at FAR 2.101.

H-5   RESEARCH AND ANALYTICAL WORK

For Phase II a minimum of one-half of the research and/or analytical effort must be performed by the proposing firm, unless otherwise approved in writing by the contracting officer.

H-6   PRINCIPAL INVESTIGATOR PRIMARY EMPLOYMENT

The primary employment of the principal investigator shall be with the contractor during the conduct of this contract. Primary employment means that more than one-half of the principal investigator's time is spent with the contractor.

H-7   REPRESENTATIONS AND CERTIFICATIONS

The Contractor's completed Representations, Certifications, and Other Statements of Offerors or Respondents is incorporated herein by reference in any resultant award.

                            PART II- CONTRACT CLAUSES
                                    SECTION I
                                CONTRACT CLAUSES

I-1   52.252-2 - CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

                            http://www.arnet.gov/far
                  http://heron.nrl.navy.mil/contracts/home.htm

a.    FEDERAL ACQUISITION REGULATION CLAUSES

FAR CLAUSE       TITLE
---------------------------
52.202-1    -    Definitions (MAR 2001)
52.203-3    -    Gratuities (APR 1984)
52.203-5    -    Covenant Against Contingent Fees (APR 1984)

                                               CONTRACT NUMBER: N00173-O1-C-2018
                                                                          PAGE 9


52.203-6      -  Restrictions On Subcontractor Sales To The Government (JUL 1995)
52.203-7      -  Anti-Kickback Procedures (JUL 1995)
52-203-8      -  Cancellation, Rescission, And Recovery Of Funds For Illegal Or Improper Activity
                 (JAN 1997)
52.203-10     -  Price Or Fee Adjustment For Illegal Or Improper Activity (JAN 1997)
52.203-12     -  Limitation On Payments To Influence Certain Federal Transactions (JUN 1997)
52.204-4      -  Printed Or Copied Double-Sided On Recycled Paper (AUG 2000)
52.209-6      -  Protecting The Government's Interest When Subcontracting With Contractors
                 Debarred, Suspended, Or Proposed For Debarment (JUL 1995)
52.211-15     -  Defense Priority And Allocation Requirements (SEP 1990)
52.215-2      -  Audit And Records-Negotiation (JUNE 1999)
52.215-8      -  Order Of Precedence - Uniform Contract Format (OCT 1997)
52.215-10     -  Price Reduction For Defective Cost Or Pricing Data (OCT 1997)
52.215-11     -  Price Reduction For Defective Cost Or Pricing Data - Modifications (OCT 1997)
52.215-12     -  Subcontractor Cost Or Pricing Data (OCT 1997)
52.215-13     -  Subcontractor Cost Or Pricing Data Modifications (OCT 1997)
52.215-14     -  Integrity Of Unit Prices (OCT 1997)
52.215-15     -  Pension Adjustments And Asset Reversions (DEC 1998)
52.215-17     -  Waiver Of Facilities Capital Cost Of Money (OCT 1997)
                 (will be included if the successful offeror does not propose facilities capital cost of money)
52.215-18     -  Reversion Or Adjustment Of Plans For Post-Retirement Benefits (PRB) Other Than
                 Pensions (OCT 1997)
52.215-19     -  Notification Of Ownership Changes (OCT 1997)
52.215-21     -  Requirements For Cost Or Pricing Data Or Information Other Than Cost or Pricing
                 Data -Modifications (OCT 1997)
52.216-7      -  Allowable Cost And Payment (MAR 2000) (If the contract is with an educational institution, modify the clause by deleting from paragraph (a) "Subpart 31.2" and substitute "Subpart 31.3". If the contract is with a state or local government, delete from paragraph (a) "Subpart 31.2" and substitute "Subpart 31.6". If the contract is with a nonprofit other than an educational institution, a state or local government, or a nonprofit organization exempted under 0MB Circular A-122, modify the clause by deleting from paragraph (a) "Subpart 31.2" and substituting "Subpart 31.7".)
52.216-8      -  Fixed-Fee (MAR 1997)
52.219-4      -  Notice Of Price Evaluation Preference For HUBZone Small Business Concerns (JAN 1999)
                 |_| Offeror elects to waive the evaluation preference.
52.219-8      -  Utilization Of Small Business Concerns (OCT 2000)
52.219-9      -  Small Business Subcontracting Plan (OCT 2000) - Alternate II (JAN 1999)
52.219-16     -  Liquidated Damages-Subcontracting Plan (JAN 1999)
52.222-1      -  Notice To The Government Of Labor Disputes (FEB 1997)
52.222-2      -  Payment For Overtime Premiums (JUL 1990) - The Use Of Overtime Is Authorized
                 Under This Contract If The Overtime Premium Does Not Exceed "0"
52.222-3      -  Convict Labor (AUG 1996)
52.222-19     -  Child Labor -- Cooperation With Authorities And Remedies (FEB 2001)
52.222-21     -  Prohibition of Segregated Facilities (FEB 1999)
52.222-26     -  Equal Opportunity (FEB 1999)

                                               CONTRACT NUMBER: N00173-O1-C-2018
                                                                         PAGE 10


52.222-35     -  Affirmative Action For Disabled Veterans And Veterans Of The Vietnam Era (APR
                 1998)
52.222-36     -  Affirmative Action For Workers With Disabilities (JUN 1998)
52.222-37     -  Employment Reports On Disabled Veterans And Veterans Of The Vietnam Era
                 (JAN 1999)
52.223-5      -  Pollution Prevention And Right-To-Know Information (APR 1998)
52.223-6      -  Drug-Free Workplace (MAR 2001)
52.223-10     -  Waste Reduction Program (AUG 2000)
52.223-14     -  Toxic Chemical Release Reporting (OCT 2000)
52.225-13     -  Restrictions On Certain Foreign Purchases (JUL 2000)
52.226-1      -  Utilization Of Indian Organizations And Indian-Owned Economic Enterprises (JUN
                 2000)
52.227-1      -  Authorization And Consent (JUL 1995) - Alternate I (APR 1984)
52.227-2      -  Notice And Assistance Regarding Patent And Copyright Infringement (AUG 1996)
52.227-10     -  Filing Of Patent Application- Classified Subject Matter (APR 1984)
52 227-11     -  Patent Rights - Retention By The Contractor (Short Form) (JUN 1997)
                 (will be included if the successful offeror is a small business or a non-profit organization)
52.228-7      -  Insurance - Liability To Third Persons (MAR 1996)
52.232-9      -  Limitation On Withholding Of Payments (APR 1984)
52.232-17     -  Interest (JUN 1996)
52.232-20     -  Limitation Of Cost (APR 1984) (Applicable when the contract or task order is fully funded)
52.232-22     -  Limitation Of Funds (APR 1984) (Applicable when the contract or task order is not fully funded)
52.232-23     -  Assignment Of Claims (JAN 1986) Alternate I (APR 1984)
52.232-25     -  Prompt Payment (MAR 2001)
52.232-33     -  Payment By Electronic Funds Transfer-Central Contractor Registration (MAY 1999)
52.233-1      -  Disputes (DEC 1998)
52.233-3      -  Protest After Award (AUG 1996) -Alternate I (JUN 1985)
52.237-3      -  Continuity Of Services (JAN 1991)
52.237-10     -  Identification of Uncompensated Overtime (OCT 1997)
52.242-1      -  Notice Of Intent To Disallow Costs (APR 1984)
52.242-3      -  Penalties For Unallowable Costs (MAR 2001)
52.242-13     -  Bankruptcy (JUL 1995)
52.243-2      -  Changes - Cost-Reimbursement (AUG 1987) - Alternate V (APR 1984)
52.243-6      -  Change Order Accounting (APR 1984)
52.243-7      -  Notification Of Changes (APR 1984)flll in 30
52.244-2      -  Subcontracts (AUG 1998) - Alternate I (AUG 1998)
52.244-5      -  Competition In Subcontracting (DEC 1996)
52.245-5      -  Government Property (Cost-Reimbursement, Time-And-Material, Or Labor-Hour
                 Contracts) (JAN 1986) (DEVIATION)
52.246-23     -  Limitation Of Liability (FEB 1997)
52.247-1      -  Commercial Bill Of Lading Notations (APR 1984)
52.247-63     -  Preference For U.S. Flag Carriers (JAN 1997)
52.249-6      -  Termination (Cost-Reimbursement) (SEP 1996)

                                               CONTRACT NUMBER: N00173-01-C-2018
                                                                         PAGE 11


52.249-14     -  Excusable Delays (APR 1984)
52.251-1      -  Government Supply Sources (APR 1984)
52.252-6      -  Authorized Deviations in Clauses (APR 1984) (fill in Defense Federal
                 Acquisition Regulation Supplement (48 CFR Chapter 2))
52.253-1      -  Computer Generated Forms (JAN 1991)

b.    DEPARTMENT OF DEFENSE FEDERAL ACQUISITION REGULATION CLAUSES

DFARS CLAUSE        TITLE
---------------------
252.201-7000     -  Contracting Officer's Representative (DEC 1991)
252.203-7001     -  Prohibition On Persons Convicted Of Fraud Or Other Defense Contract Related
                    Felonies (MAR 1999)
252.204-7000     -  Disclosure Of Information (DEC 1991)
252.204-7003     -  Control Of Government Personnel Work Product (APR 1992)
252.204-7004     -  Required Central Contractor Registration (MAR 2000)
252.205-7000     -  Provision Of Information To Cooperative Agreement Holders (DEC 1991)
252.209-7000     -  Acquisition From Subcontractors Subject To On-Site Inspection Under The
                    Intermediate-Range Nuclear Forces (INF) Treaty (NOV 1995)
252.209-7004     -  Subcontracting With Firms That Are Owned Or Controlled By The Government
                    Of A Terrorist Country (MAR 1998)
252.215-7000     -  Pricing Adjustments (DEC 1991)
252.215-7002     -  Cost Estimating System Requirements (OCT 1998)
252.219-7003     -  Small Business And Small Disadvantaged Business Subcontracting Plan (DoD
                    Contracts) (APR 1996)
252.223-7004     -  Drug-Free Work Force (SEP 1988)
252.225-7012     -  Preference For Certain Domestic Commodities (AUG 2000)
252.225-7026     -  Reporting Of Contract Performance Outside The United States (JUN 2000)
252.225-7031     -  Secondary Arab Boycott Of Israel (JUN 1992)
252.227-7000     -  Non Estoppel (OCT 1966)
252.227-7001     -  Release Of Past Infringement (AUG 1984)
252.227-7016     -  Rights In Bid Or Proposal Information (JUN 1995)
252.227-7018     -  Rights In Noncommercial Technical Data And Computer Software--Small Business
                    Innovative Research (SBIR) Program (JUN 1995)
252.227-7025     -  Limitations On The Use Or Disclosure Of Government-Furnished Information
                    Marked With Restrictive Legends (JUN 1995)
252.227-7030     -  Technical Data--Withholding Of Payment (MAR 2000)
252.227-7034     -  Patents--Subcontracts (APR 1984)
252.227-7036     -  Declaration Of Technical Data Conformity (JAN 1997)
252.227-7037     -  Validation Of Restrictive Markings On Technical Data (SEP 1999)
252.227-7039     -  Patents--Reporting Of Subject Inventions (APR 1990)

252.235-7010     -  Acknowledgment Of Support And Disclaimer (MAY 1995)
252.235-7011     -  Final Scientific Or Technical Report (SEP 1999)
252.242-7000     -  Post Award Conference (DEC 1991)
252.243-7002     -  Requests For Equitable Adjustment (MAR 1998)
252.244-7000     -  Subcontracts For Commercial Items And Commercial Components (DOD

                                               CONTRACT NUMBER: N00173-01-C-2018
                                                                         PAGE 12

                    Contracts) (MAR 2000)
252.245-7001     -  Reports Of Government Property (MAY 1994)
252.247-7023     -  Transportation Of Supplies By Sea (MAR 2000)
252.247-7024     -  Notification Of Transportation Of Supplies By Sea (MAR 2000)
                    (will be included if the successful offeror made a negative response to the inquiry at DFARS 252.247-7022)
252.251-7000     -  Ordering From Government Supply Sources (MAY 1995)

I-2 FAR 52.223-11 - OZONE-DEPLETING SUBSTANCES (MAR 2001)

      (a) Definitions. "Ozone-depleting substance", as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR
Part 82 as --

      (1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or
      (2)   Class II, including, but not limited to, hydrochlorofluorocarbons.

      (b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

                                     WARNING

      Contains (or manufactured with, if applicable)* _________________, a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.

           *The Contractor shall insert the name of the substance(s).

          PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                                    SECTION J
                               LIST OF ATTACHMENTS

J-1 Exhibit A - DD Form 1423, Contract Data Requirements List - 1 page, with Attachment - 2 pages.

J-2   Attachment (1)--Accounting and Appropriation Data - 1 page.

CONTRACT DATA REQUIREMENTS LIST                                                         Form Approved
                                                                                        OMB No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------
The public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents
should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
-----------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.                     B. EXHIBIT                            C. CATEGORY:

           0002                                    A                                TDP ______    TM- ______     OTHER  |X|
-----------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                    E. CONTRACT/PR NO.                F. CONTRACTOR

        Research
-------------------------------------------------------------------------------------------------------------------  ---------------
1. DATA ITEM NO.               2. TITLE OF DATA ITEM                                3. SUBTITLE                      17. PRICE GROUP
                                                                                                                     ---------------
           A001                    Progress Report                                                                   18. ESTIMATED
-------------------------------------------------------------------------------------------------------------------  TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.)      5. CONTRACT REFERENCE             6. REQUESTING OFFICE
                                                                                                                     ---------------
                                                                                                    Code 6303
-----------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ    9. DIST STATEMENT    10. FREQUENCY      12. DATE OF FIRST SUBMISSION       14.      DISTRIBUTIONS
                    REQUIRED                                                                ---------------------------------
     LT                                   SEMIA              See Block 16                                      b. COPIES
-------------                         ----------------------------------------------------                 ------------------
8. APP CODE                           11. AS OF DATE     13. DATE OF SUBSEQUENT SUBMISSION    a. ADDRESEE           Final
                                                                                                          Draft -------------
                                           N/A               Every 6 months                                       Reg   Repro
-----------------------------------------------------------------------------------------------------------------------------
15. REMARKS                                                                                  Code 6303             1
                                                                                            ---------------------------------
The contractor shall submit semi-annual reports of progress which shall describe             Code 6300             1
the progress made during the last six months. First submission shall be 30 days             ---------------------------------
after the first 6 months.                                                                    BMDO                  2
                                                                                            ---------------------------------
                                                                                            15. TOTAL  --------->  4
=============================================================================================================================
1. DATA ITEM NO.               2. TITLE OF DATA ITEM                                3. SUBTITLE
                                                                                                                    ---------------
           A002                    Cost Report                                                                      17. PRICE GROUP
------------------------------------------------------------------------------------------------------------------- ---------------
4. AUTHORITY (Data Acquisition Document No.)      5. CONTRACT REFERENCE             6. REQUESTING OFFICE            18. ESTIMATED
                                                                                                                    TOTAL PRICE
                                                                                                         6303
                                                                                                                    ---------------
-----------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ    9. DIST STATEMENT    10. FREQUENCY      12. DATE OF FIRST SUBMISSION       14.      DISTRIBUTIONS
                    REQUIRED                                                                ---------------------------------
   LT                                     QRTLY              See Block 16                                      b. COPIES
-------------                         ----------------------------------------------------                 ------------------
8. APP CODE                           11. AS OF DATE     13. DATE OF SUBSEQUENT SUBMISSION    a. ADDRESEE           Final
                                                                                                          Draft -------------
                                           N/A               Every 3 months                                       Reg   Repro
-----------------------------------------------------------------------------------------------------------------------------
15. REMARKS                                                                                  Code 6303             1
                                                                                            ---------------------------------
The contractor shall submit a quarterly cost report to include labor expenditures,           BMDO                  1
materials, and travel. First submission shall be 3 months after date of contract            ---------------------------------
award.
                                                                                            ---------------------------------
                                                                                            15. TOTAL  --------->  2
=============================================================================================================================
1. DATA ITEM NO.               2. TITLE OF DATA ITEM                                3. SUBTITLE                      ---------------
                                                                                                                     17. PRICE GROUP
           A003                                                                                                      ---------------
-------------------------------------------------------------------------------------------------------------------  18. ESTIMATED
4. AUTHORITY (Data Acquisition Document No.)      5. CONTRACT REFERENCE             6. REQUESTING OFFICE             TOTAL PRICE

   Final Report                                                                                                      ---------------
-----------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ    9. DIST STATEMENT    10. FREQUENCY      12. DATE OF FIRST SUBMISSION       14.      DISTRIBUTIONS
                    REQUIRED                                                                ---------------------------------
   LT                                     OTIME              See Block 16                                      b. COPIES
-------------                         ----------------------------------------------------                 ------------------
8. APP CODE                           11. AS OF DATE     13. DATE OF SUBSEQUENT SUBMISSION    a. ADDRESEE           Final
                                                                                                          Draft -------------
                                           N/A               N/A                                                  Reg   Repro
-----------------------------------------------------------------------------------------------------------------------------
15. REMARKS                                                                                  Code 6303             1
                                                                                            ---------------------------------
The contractor shall submit to the COR a final technical report within 30 days of            Code 6300             2
completion of this contract.                                                                ---------------------------------
                                                                                             BMDO                  7
                                                                                            ---------------------------------
                                                                                            15. TOTAL  ---------> 10
=============================================================================================================================
1. DATA ITEM NO.               2. TITLE OF DATA ITEM                                3. SUBTITLE                      ---------------
                                                                                                                     17. PRICE GROUP
                                                                                                                     ---------------
-------------------------------------------------------------------------------------------------------------------  18. ESTIMATED
4. AUTHORITY (Data Acquisition Document No.)      5. CONTRACT REFERENCE             6. REQUESTING OFFICE             TOTAL PRICE

                                                                                                                     ---------------
-----------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ    9. DIST STATEMENT    10. FREQUENCY      12. DATE OF FIRST SUBMISSION       14.      DISTRIBUTIONS
                    REQUIRED                                                                ---------------------------------
                                                                                                               b. COPIES
-------------                         ----------------------------------------------------                 ------------------
8. APP CODE                           11. AS OF DATE     13. DATE OF SUBSEQUENT SUBMISSION    a. ADDRESEE           Final
                                                                                                          Draft -------------
                                                                                                                  Reg   Repro
-----------------------------------------------------------------------------------------------------------------------------
15. REMARKS
                                                                                            ---------------------------------

                                                                                            ---------------------------------

                                                                                            ---------------------------------
                                                                                            15. TOTAL  --------->
-----------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                         H. DATE                 I. APPROVED BY               J. DATE

Evangelina R. Toledo                         6/20/01
-----------------------------------------------------------------------------------------------------------------------------
DD Form 1423, AUG 96                              Previous edition may be used                              Page 1 of 1 Pages

Minimum Distribution List for all SBIR/STTR Technical/Final Reports (1 Copy to
Each)

PEO, AIR AND MISSILE DEFENSE (AMD)
THAAD, MEADS, PAC-3
     James Jordan
     ATTN: SFAE-AMD
     P.O. Box 1500
     Huntsville, AL 35807-3801
     (256) 313-3479
     FAX: (256) 313-3460
     jim.jordan@md.redstone.army.mil

PEO, THEATER SURFACE COMBATANTS (TSC)
Navy Theater Wide
     Dr. Pashang Esfandiari
     2231 Csystal Drive, Suite 204
     Arlington, VA 22202
     (703) 271-6763
     FAX: (703) 413-4697
     esfandiarip@navsea.navy.mil

PEO, THEATER SURFACE COMBATANTS (TSC)
Navy Area Theater Ballistic Missile Defense
    Mr. Mario Miranda
    2231 Crystal Drive, Suite 515
    Arlington, VA 22202
    (703) 271-6773
    FAX: (703) 521-1027
    mirandajm@navsea.navy.mil

JOINT PROGRAM OFFICE for NATIONAL MISSILE DEFENSE
    Dr. Erwin Myrick and Mr. Keith Englander
    ATTN: BMDO/JN
    1725 Jefferson Davis Highway, Suite 809
    Arlington, VA 22202
    (703) 604-2092
    FAX: (703) 604-0690
    erwin.myrick@bmdo.osd.mil

Ballistic Missile Defense Organization
    Thomas J. Bond
    BMDO SBIR/STTR Program Manager
    ATTN: ST/SBIR (Bond)
    7100 Defense Pentagon
    Washington, D.C. 20301-7100
    (703) 697-3699
    jeff.bond@bmdo.osd.mil

    Dr. Charles Infosino
    BMDO Chief Scientist
    ATTN: ST
    7100 Defense Pentagon
    Washington, D.C. 20301-7100
    (703) 697-3583
    charles.infosino@bmdo.osd.mil

Defense Technical Information Center
     ATTN: DTIC (Pat Mawby)
     8725 John J. Kingman Road, Suite 0944
     Fort Belvoir, VA 22060-6218
     (703) 767-9038

============================================================================================================================
                                                                                    1. CONTRACT ID CODE  | PAGE  OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                        U              |   1   |    3
----------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    | 3. EFFECTIVE DATE  | 4. REQUISITION/PURCHASE REQ. NO.  | 5. PROJECT NO. (If applicable)
                                 |                    |                                   |
  P00001                         |    SEE BLOCK 16C   |    63-8047-01                     |
----------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY               CODE  |    N00173          | 7. ADMINISTERED BY (If other than Item 6)       CODE  | S0513A
                                  --------------      |                                                        -------------
  CONTRACTING OFFICER                                 |    DCMC SANTA ANA
  NAVAL RESEARCH LABORATORY                           |    34 CIVIC CENTER PLZ
  WASHINGTON DC 20375-5326                            |    PO BOX C-12700
                                                      |    SANTA ANA CA 92712-2700                      SCD: C
----------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) | |X|  | 9A. AMENDMENT OF SOLICITATION NO.
                                                                            |------|
   IRVINE SENSORS CORPORATION                                               |      | ---------------------------------------
   3001 REDHILL AVENUE                                                      |      | 9B. DATED (SEE ITEM 11)
   BUILDING 3                                                               |      |
   COSTA MESA CA 92626                                                      |------|----------------------------------------
                                                                            |      | 10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                            |      |
                                                                            |      |      N00173-01-C-2018
----------------------------------------------------------------------------|      | ---------------------------------------
CODE                                                    FACILITY CODE       |  |X| | 10B. DATED (SEE ITEM 13)
      54266                                                                 |      |         01 JUN 28
============================================================================================================================
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------
|_|   The above numbered solicitation is amended as set forth in Item 14. The
      hour and date specified for receipt of Offers |_| is extended, |_| is not
      extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If
by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

SEE CONTINUATION PAGE
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
       ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
       43.103(b).

--------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

|X| LIMITATION OF COST CLAUSE (FAR 52-232-20) (APR 84)
--------------------------------------------------------------------------------

E. IMPORTANT: Contractor |X| is not, |_| is required to sign this document and
   return ______ copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    Any questions concerning this modification should be directed to:

    MARGARET A. FOX  Code: 3220.PF 202/767-4595
    FOX@CONTRACTS.NRL.NAVY.MIL
    Continued on page 2.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-----------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)   |  16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                |
                                                |       WAYNE A CARRINGTON
                                                |       CONTRACTING OFFICER
-----------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED|16B. UNITED STATES OF AMERICA       |16C. DATE SIGNED
                                        |                |                                    |
                                        |                |By                                  |
----------------------------------------|                |  --------------------------------- |     9/12/01
(Signature of person authorized to sign)|                |  (Signature of Contracting Officer)|
=================================================================================================================

                                                    STANDARD FORM 30 (REV.10-83)
NSN 7540-01-152-8070                30-105          Prescribed by GSA
PREVIOUS EDITION UNUSABLE                           FAR (48 CFR) 53.243

                                                  CONTRACTS NO.:N0O173-01-C-2018
                                                        MODIFICATION NO.: P00001
                                                                          Page 2

The purpose of this modification is to provide an increment of funds in the amount of $1,499,980.00 to fully fund the contract..

                                                                         Page 03
                                                                N00173-01-C-2018
                                                                          P00001

      ACCOUNTING AND APPROPRIATION DATA

      The following accounting and appropriation data is applicable to this modification.

      The following data indicates Navy Funding:

      APPROPRIATION OBJ         AUTHRN
ACRN AND SUBHEAD   CLAS BCN  SA  ACCT A  TT  PAA    COST CODE      AMOUNT
 AA 9710400.WAAV   255 RA904  0 068342   2D 000000 16601000B104  $1,499,980.00
        FUNDING DOCUMENT - N0001401WX40144